UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2022 (January 22, 2022)

Howard Bancorp, Inc.

(Exact name of registrant as specified in charter)

Maryland	001-35489	20-3735949
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3301 Boston Street, Baltimore, Maryland	21224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (410) 750-0020

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HBMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 22, 2022, Howard Bancorp, Inc., a Maryland corporation (“Howard”), completed its previously announced merger (the “Merger”) with F.N.B. Corporation, a Pennsylvania corporation (“F.N.B.”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 12, 2021, by and between F.N.B. and Howard. At the effective time of the Merger (the “Effective Time”), Howard merged with and into F.N.B., with F.N.B. surviving the Merger. On or about February 5, 2022, Howard’s wholly-owned subsidiary Howard Bank will merge with and into First National Bank of Pennsylvania, the principal subsidiary of F.N.B., with First National Bank of Pennsylvania continuing as the surviving bank.

Pursuant to the terms of the Merger Agreement, at the Effective Time, each outstanding share of Howard common stock (excluding certain shares held by F.N.B., Howard and their respective subsidiaries) (“Howard Common Stock”) was converted into the right to receive 1.8 shares (the “Exchange Ratio”) of the common stock of F.N.B. (“F.N.B. Common Stock”), with cash paid in lieu of fractional shares.

Additionally, at the effective time of the Merger, each then-outstanding Howard stock option was assumed and converted into a fully vested option to purchase a number of shares of F.N.B. Common Stock (rounded down to the nearest whole share) equal to the product obtained by multiplying the number of shares of Howard Common Stock subject to the option and the Exchange Ratio, at an exercise price (rounded up to the nearest whole cent) obtained by dividing the per share exercise price under the option by the Exchange Ratio. The Howard stock options otherwise will continue to be subject to the same terms and conditions which applied immediately before the completion of the Merger. Immediately before the effective time of the Merger, each then-outstanding Howard restricted stock unit, if and to the extent provided under the terms of the applicable award agreement, fully-vested and the shares of Howard Common Stock issued or due as a result of such vesting converted, as of the effective time of the Merger, into the right to receive, without interest, 1.8 shares of F.N.B. Common Stock, with cash paid in lieu of fractional shares. Any other Howard restricted stock units that did not fully vest pursuant to the terms of the applicable award agreement converted into F.N.B. restricted stock unit awards (and were adjusted so that its holder will be entitled to receive a number of shares of F.N.B. Common Stock (rounded down to the nearest whole share) equal to the product obtained by multiplying the number of shares of Howard Common Stock subject to such Howard restricted stock units immediately prior to the effective time of the Merger and the Exchange Ratio) and will otherwise continue to be subject to the same terms and conditions in effect immediately before the Merger.

The foregoing description of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, attached as Exhibit 2.1 to Howard’s Current Report on Form 8-K filed on July 13, 2021, and incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Howard notified The Nasdaq Stock Market LLC (“Nasdaq”) that the Merger would be effective at 12:01 a.m., Eastern Time, on January 22, 2022. After the closing of trading on January 21, 2022, Nasdaq filed with the SEC a Notification of Removal From Listing and/or Registration Under Section 12(b) of the Securities and Exchange Act of 1934 (the “Exchange Act”) on Form 25 to remove Howard Common Stock from listing on Nasdaq and withdraw the registration of Howard Common Stock under Section 12(b) of the Securities Exchange Act of 1934. Following the effectiveness of such Form 25, Howard intends to file with the SEC a certification on Form 15 under the Exchange Act requesting that the shares of Howard Common Stock be deregistered and that Howard’s reporting obligations under Sections 13 and 13(d) of the Exchange Act be suspended. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.01	Changes in Control of Registrant.

At the Effective Time of the Merger, Howard merged with and into F.N.B. and, accordingly, a change in control of Howard occurred. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time of the Merger, all of the directors and executive officers of Howard ceased serving as directors and executive officers of Howard.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

At the Effective Time of the Merger, the separate corporate existence of Howard ceased. The articles of incorporation and bylaws of F.N.B., as in effect immediately before the completion of the Merger, became the articles of incorporation and bylaws of the surviving corporation without change. Consequently, the certificate of incorporation and bylaws of Howard ceased to be in effect upon completion of the Merger.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit

2.1	Agreement and Plan of Merger between F.N.B. Corporation and Howard Bancorp, Inc. dated July 12, 2021 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Howard Bancorp, Inc. filed with the U.S. Securities and Exchange Commission on July 13, 2021).*

3.1	Articles of Incorporation of F.N.B. Corporation, effective as of August 30, 2016 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K of F.N.B. Corporation filed with the U.S. Securities and Exchange Commission on August 30, 2016).

3.2	Bylaws of F.N.B. Corporation, effective as of February 26, 2020 (incorporated by reference to Exhibit 3.2 to F.N.B. Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the U.S. Securities and Exchange Commission on February 27, 2020).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

*

Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedules or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. Corporation (as successor-by-merger to Howard Bancorp, Inc.)

Dated: January 24, 2022

	By:	/s/ James G. Orie
Name: James G. Orie Title: Chief Legal Officer and Corporate Secretary